HSBC INVESTOR FUNDS
                            HSBC INVESTOR GROWTH FUND
                                  (THE "FUND")

                          Supplement Dated May 12, 2008
       to the Statement of Additional Information dated February 28, 2008


Effective at the close of business on May 12, 2008, Winslow Capital Management, Inc. ("Winslow") became subadviser to the Fund. Accordingly, all references to Waddell & Reed Investment Management Company ("Waddell & Reed") in this Statement of Additional Information (the "SAI") are hereby deleted and replaced with Winslow.

Similar information in the "Subadvisers" section on page 77 of the SAI regarding the Fund is deleted and replaced with the following:

         GROWTH FUND (GROWTH PORTFOLIO)

         Winslow Capital Management, Inc. ("Winslow"), located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as the Portfolio's Subadviser.

         For its services, the Subadviser receives a fee computed daily on the basis of the average daily net assets of all Winslow serviced funds and separate accounts affiliated with the Adviser, including the Fund, at an annual rate of 0.40% of the first $250 million of combined assets; 0.35% on the next $250 million of combined assets; 0.30% on the next $250 million of combined assets; 0.25% on the next $250 million of combined assets and 0.20% thereafter.

         Prior to May 13, 2008, Waddell & Reed Investment Management Company was the subadviser to the Portfolio.

Similar information in the "Portfolio Managers" section beginning on page 88 of the SAI regarding the Fund is deleted and replaced with the following:

                                               WINSLOW (SUBADVISER TO THE GROWTH FUND)*:

--------------------------------------------------------------------------------------------------------------------
  Name of Portfolio                Number of Other Accounts Managed and    Number of Accounts and Total Assets for
       Manager                         Total Assets by Account Type        Which Advisory Fee is Performance Based
--------------------------------------------------------------------------------------------------------------------
                                                                                             Other
                            Registered       Other Pooled                   Registered      Pooled
                            Investment        Investment        Other       Investment    Investment      Other
                             Companies         Vehicles       Accounts       Companies     Vehicles      Accounts
--------------------------------------------------------------------------------------------------------------------
Clark J. Winslow                 3                 5              31             0             0             1
--------------------------------------------------------------------------------------------------------------------
                          $2,037,000,000     $206,000,000    $1,819,000,000     $ -           $ -       $38,000,000
--------------------------------------------------------------------------------------------------------------------
Justin H. Kelly, CFA             3                 5              31             0             0             1
--------------------------------------------------------------------------------------------------------------------
                          $2,037,000,000     $206,000,000    $1,819,000,000     $ -           $ -       $38,000,000
--------------------------------------------------------------------------------------------------------------------
R. Bart Wear, CFA                3                 5              31             0             0             1
--------------------------------------------------------------------------------------------------------------------
                          $2,037,000,000     $206,000,000    $1,819,000,000     $ -           $ -       $38,000,000
--------------------------------------------------------------------------------------------------------------------

* Data as of April 30, 2008.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     In an effort to retain key personnel, Winslow has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. Specifically, portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational objectives, as well as overall Winslow results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the Large Cap Growth Product. At Winslow the Large Cap Growth portfolio managers are substantial owners of the firm. The financial success of the portfolio managers/owners (base salary and share of the earnings) is a direct result of providing favorable long-term results for clients. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management.

POTENTIAL CONFLICTS OF INTEREST

     A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

o The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager; and

o An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

     To address potential conflicts of interest, Winslow has adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, Winslow has adopted a Code of Ethics that recognizes the manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance, however because Winslow offers only one investment product: Large Cap Growth, and all accounts are managed essentially identically, Winslow does not believe any material conflicts of interest exist between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, nor in allocation of investment opportunities.

Appendix I is hereby replaced with the following:

          Winslow, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow undertakes to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

          Winslow has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow subscribes to ISS' Implied Consent service feature. As ISS research is completed, the ISS Account Manager executes the ballots as Winslow's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines.

          Winslow retains the ability to override any vote if it disagrees with ISS' vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow may receive fees from a company for advisory or other services at the same time that Winslow has investments in the stock of that company, Winslow will follow the vote recommendation of ISS. Winslow retains documentation of all amended votes.


    INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
                        INFORMATION FOR FUTURE REFERENCE